SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                                             October 15, 1997
Date of Report (Date of earliest event reported) ...............................



                              NDC AUTOMATION, INC.
 ................................................................................
             (Exact name of registrant as specified in its charter)



DELAWARE                            0-18253                        56-1460497
 ................................................................................
(State or other                  (Commission                   (I.R.S. Employer
 jurisdiction                    File Number)                 Identification No)
 of incorporation)



3101 LATROBE DRIVE                   CHARLOTTE NC                       28211
 ................................................................................
      (Address of principal executive offices)                     (Zip Code)


                                                              (704) 362-1115
Registrant's telephone number, including area code .............................


 ................................................................................
          (Former name or former address, if changed since last report)


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Item 1.  Changes in Control of Registrant.

              None.

Item 2.  Acquisition or Disposition of Assets.

              None.

Item 3.  Bankruptcy or Receivership.

              None.

Item 4.  Changes in the Registrant's Certifying Accountant.

              None.

Item 5.  Other Events.

              Exhibit 10: Strategic Alliance Agreement dated October 6, 1997 between Company and Munck Automation Technology, Inc. (certain material has been omitted pursuant to a request for confidential treatment)

Item 6.  Resignations of Registrant's Directors.

              None

Item 7.  Financial Statements and Exhibits.

              None

Item 8.  Change in Fiscal Year.

              None

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NDC AUTOMATION, INC.



Date: October 15, 1997              By:____/s/ Claude Imbleau_____________
                                               Claude Imbleau
                                               Vice President of Finance and CFO


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EXHIBIT 10.

*** : CERTAIN MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES EXCHANGE COMMISSION.


                          STRATEGIC ALLIANCE AGREEMENT

         THIS STRATEGIC ALLIANCE AGREEMENT (the "Agreement") is made as of this 6th day of October, 1997 (the "Effective Date"), by and between NDC AUTOMATION, INC., a corporation incorporated under the laws of the State of Delaware, U.S.A. ("NDC"), and MUNCK AUTOMATION TECHNOLOGY, INC., a corporation incorporated under the laws of the State of Virginia, U.S.A ("Munck"). (NDC and Munck are collectively referred to herein as "Parties" and individually as a "Party").

RECITALS:

         A. NDC is in the business of supplying certain automated guided vehicle systems ("AGVS") controls hardware, software and engineering services primarily to OEMs (defined hereinafter.

         B. Munck is in the business of manufacturing and supplying certain AGVS vehicles and systems and automatic storage and retrieval systems ("AS/RS") primarily to End-Users (defined hereinafter ).

         C. NDC and Munck have determined that it is in their best interests to form a strategic alliance as set forth herein in order to create additional business opportunities for both Parties' products and services in the North American AGVS industry.

          D. NDC and Munck desire to record their mutual understandings regarding the establishment of their strategic alliance and cooperation as set forth herein.

         NOW, THEREFORE, in consideration of the recitals, Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby covenant and agree as follows:

         1. DEFINITIONS. In addition to the terms defined in the recitals hereof, as used in this Agreement, the following terms shall have the following meanings unless the context otherwise requires:

          "AFFILIATE" means with respect to any Person, any other Person which, whether directly or indirectly, is Controlled by that first Person, Controls that first Person, or is under common Control with that first Person.


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"CONTROL" means the ownership, directly or indirectly, of a majority of the voting power of the securities of an entity.

          "CONFIDENTIAL INFORMATION" shall mean any and all proprietary business information of the disclosing Party or its Affiliates treated as confidential or secret by the disclosing Party or its Affiliates (that is, it is the subject of efforts by the disclosing Party or its Affiliates that are reasonable under the circumstances to maintain its secrecy) that does not constitute a Trade Secret, including, without limitation, any and all proprietary information of the disclosing Party or its Affiliates of which the receiving Party becomes aware as a result of the receiving party's access to and presence at the disclosing party's facilities.

          "END-USER" shall mean any third party that purchases AGVS products or services for its own business use rather than for distribution or resale.

          "MUNCK COMPETITORS" shall mean ***

          "NDC GENERAL TERMS AND CONDITIONS" shall mean the General Terms and Conditions of NDC attached hereto as Exhibit B, as existing at the time of this Agreement.

          "NDC PARTNERS" shall mean ***

          "NDC PRICE LIST" shall mean the 1997 Price List and Service Schedule of NDC attached hereto as Exhibit A and incorporated herein by reference, as such price list may be changed by NDC, from time to time, twelve (12) months after the Effective Date upon at least sixty (60) days' prior written notice to Munck; provided, however, that after such twelve-month period, such price list shall at all times be NDC's then current price list communicated to NDC's customers and potential customers.

          "NDC PRODUCTS" shall mean the AGVS controls hardware, software and engineering services set forth in the then current NDC Price List from time to time.

          "OEM" shall mean any third party that purchases AGVS products or services for distribution or resale rather than its own business use.

          "PERSON" shall mean any person, firm, corporation, partnership, limited liability company, limited liability partnership, trust or other legal entity.

          "PROPRIETARY INFORMATION" shall mean collectively the Confidential Information and the Trade Secrets. "Proprietary Information" also includes information that has been disclosed to a Party (or any of its Affiliates) by a third party that such Party (or any of its Affiliates) is obligated to treat as confidential or secret.

             "TERRITORY" shall mean North America.


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          "TRADE SECRETS" SHALL mean information related to the products, services or business of the disclosing Party or its Affiliates that (a) derives economic value, actual or potential, from not being generally known to or readily ascertainable by other Persons who can obtain economic value from its disclosure or use; and (b) is the subject of efforts by the disclosing Party or its Affiliates that are reasonable under the circumstances to maintain its secrecy, including, without limitation, (l) marking any information reduced to tangible form clearly and conspicuously with a legend identifying its confidential or proprietary nature; (2) identifying any oral presentation or communication as confidential immediately before, during or after such oral presentation or communication; or (3) otherwise treating such information as confidential or secret. Assuming the criteria in clauses (a) and (b) above are met, "Trade Secrets" include, but are not limited to, technical and nontechnical data, formulas, patterns, designs, compilations, computer programs and software, devices, inventions, methods, techniques, drawings, processes, financial plans, product plans, lists of actual or potential customers and suppliers, research, development, existing and future products, the existence, nature and details of the relationship between the Parties, and employees of the disclosing Party and its Affiliates.

2. MUNCK'S OBLIGATION TO PURCHASE NDC PRODUCTS.

               2.1 Munck's Obligation to Use Solely NDC Products. During the Term hereof, Munck agrees to use solely NDC AGVS controls hardware and associated software, rather than any of its own or any other Person's AGVS controls hardware and associated software, in all AGVS vehicles, systems, products and services offered or sold by Munck or its Affiliates to any Person within the Territory, unless otherwise agreed in writing by the Parties. Such agreement shall not be unreasonably withheld.

               2.2 Exception for AGVS Wire Technology. Notwithstanding anything in Section 2. l to the contrary, Munck shall be permitted to use its own AGVS wire technology in sales by Munck or its Affiliates to End-Users that are existing users of Munck's AGVS wire technology on the Effective Date.

               3. ***

         4. OTHER TERMS AND CONDITIONS APPLICABLE TO MUNCK'S PURCHASES OF NDC PRODUCTS. During the Term hereof, the Parties agree that all of Munck's purchases of NDC Products hereunder shall be governed by the NDC General Terms and Conditions, existing as of the date of this Agreement ( Exhibit B. ), including without limitation, licensing of software, risk of loss, payment terms, warranties, limitation of liabilities, and delivery terms, except (i) with respect to prices and rates provided for in Section 3 hereof, and (ii) as otherwise mutually agreed to by the Parties in writing.

5. NDC'S DEALINGS WITH MUNCK COMPETITORS.

               5.1 ***

               5.2 ***


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               5.3 Existing Arrangements Between NDC and Munck Competitors. The
Parties acknowledge that the provisions in this Section shall have no effect (i) on any agreements between NDC and any Munck Competitor existing on the Effective Date, which agreements are listed in Exhibit C attached hereto, or (ii) with respect to any products or services other than the NDC Products.

         6. NDC'S DEALINGS WITH END-USERS. Munck acknowledges that nothing in this Agreement affects NDC's rights to (i) engage in marketing and sales activities targeting EndUsers in order to develop new business opportunities and to increase awareness of NDC's name, trademarks, AGVS controls technology, products and services; or (ii) supply complete AGV systems to End-Users. In the case of the foregoing item (ii), however, NDC agrees to (a) promptly inform Munck of such projects in order to avoid quoting in competition with Munck, and
(b) quote Munck vehicles and/or other services, unless the lead is generated by a vehicle manufacturer other than Munck or unless otherwise agreed in writing between the Parties, such agreement not to be unreasonably withheld, and (c) apply a credit against Munck's performance targets, as set forth in section 10, for each vehicle sold by NDC and offered to NDC by Munck, whether purchased or not, equivalent to the amount Munck would have paid to NDC for the vehicle hardware and software. Munck agrees to offer its products and services in accordance with Section 9 hereof.

         7. NDC'S OBLIGATION AS TO NEW OR UPGRADED NDC PRODUCTS. During the Term hereof, NDC agrees to make available to Munck all new and upgraded AGVS controls hardware, software and engineering services offered by NDC or its Affiliates to any of their customers within the Territory upon terms and conditions contained herein, which AGVS products and services shall be included in the NDC Price List.

         8. PROMOTION.

               8.1 Promotion by Munck. During the Term hereof, Munck agrees to use its commercially best efforts to promote, at its own cost and expense, the NDC Products to its customers and potential customers within the Territory. NDC will provide Munck with access to technical and sales information and sales personnel as NDC deems appropriate to assist Munck in the promotion and sale of such NDC Products.

               8.2 Promotion bv NDC. During the Term hereof, NDC agrees to use its commercially best efforts to promote, at its own cost and expense, Munck's AGVS products and services to its customers and potential customers within the Territory, except for such products and services that are similar to the NDC Products. Munck will provide NDC with access to technical and sales information and sales personnel as Munck deems appropriate to assist NDC in the promotion and sale of such Munck AGVS products and services.

               8.3 Sales Leads Generation. Both Parties agree to promptly exchange information on sales leads generated as a result of the promotional efforts described above and to


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implement procedures for the handling and follow-up of such leads with the objective of creating maximum business for both Parties.

         9. NDC'S RIGHT TO PURCHASE MUNCK PRODUCTS. During the Term hereof, Munck agrees to make available to NDC all of its AGVS products and services offered by Munck or its Affiliates to any of their customers within the Territory upon terms and conditions more favorable than terms and conditions offered by them to any of their major customers.

         10. MUNCK'S PERFORMANCE TARGETS. During the Term hereof, Munck agrees to use its best efforts to secure business resulting in firm purchase orders with NDC for NDC Products, and take delivery of corresponding shipments, in the following minimum aggregate amounts during the twelve-month period commencing on the Effective Date and each twelve-month period commencing on the anniversary of the Effective Date (a "Target Period"):

Target Period                   POs                Shipments
-------------------------------------------------------------
1997/1998                       ***                  ***
1998/1999                       ***                  ***
1999/2000                       ***                  ***

As soon as available, but no later than thirty (30) days after the last day of each Target Period, Munck shall provide information concerning Munck's efforts with respect to achieving the performance targets for such Target Period, including comparisons of actual results to performance targets. NDC hereby agrees to exercise its commercially reasonable efforts to perform its obligations hereunder, the applicable NDC General Terms and Conditions, and any other terms mutually agreed upon by the Parties with respect Munck's purchases of NDC Products hereunder to enable Munck to achieve the performance targets specified above. Any payments by Munck to NDC for providing training contemplated in Section 12 hereof shall be included as purchases for purposes of calculating Munck's compliance with the target amounts set forth above. Amounts in excess of the target amount will acrue and will be carried from one Target Period to the next. If the Parties agree to extend the Term of this Agreement, NDC and Munck will in good faith negotiate additional performance targets under this Section 10.

11. BUSINESS PLANS.

1 1.1 Munck's Business Plan.

               (a) Within thirty (30) days of the Effective Date, Munck shall submit to NDC a proposed business plan relating to business activities covered by this Agreement for the three (3) years commencing on the Effective Date with the objective of growing its AGVS business in order to ship at least *** AGVS vehicles during the first 12-month period after the Effective Date, at least *** AGVS vehicles during the next 1 2-month period, and at least *** AGVS vehicles during the next 12-month period (the "Proposed Munck Business Plan"), which plan will include reasonably detailed sales and revenue forecasts (including the performance targets


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contemplated in Section 10 hereof) and forecasted purchases of NDC Products for each 3-month period of the first 12-month period and for each of the two subsequent 12-month periods. Upon NDC's receipt of the Proposed Munck Business Plan, NDC will have ten (10) days to review the plan and submit written comments thereon to Munck for its consideration. After such ten-day period, Munck shall consider NDC's comments, if any, in good faith and, at its sole discretion, make appropriate adjustments to the Proposed Munck Business Plan, resulting in the final version (the "Munck Business Plan"). Promptly after adoption by Munck's Board of Directors, Munck shall furnish a copy of the Munck Business Plan to NDC. The Munck Business Plan shall be reviewed by the Parties in a meeting with their senior managements within thirty (30) days after each anniversary of the Effective Date and shall be revised in accordance with the procedures set forth above in this subparagraph.

               (b) Munck shall, no later than thirty (30) days after the last day of each 3-month period commencing on the Effective Date, provide information concerning Munck's efforts with respect to achieving the sales and revenue forecasts and forecasted purchases of NDC Products set forth in the Munck Business Plan, including comparisons of actual results to forecasted results.

               (c) Munck agrees to use its commercially best efforts to fulfill the sales and revenue forecasts and forecasted purchases of NDC Products set forth in the Munck Business Plan. NDC may request opportunities to visit Munck's customers together with Munck. Such requests shall not be unreasonably denied by Munck. Either Party agrees not to make direct contacts with the other Party's customer(s) for the purpose of soliciting business, without the other Party's approval.

11.2 NDC's Business Plan.

               (a) Within thirty (30) days of the Effective Date, NDC shall submit to Munck a proposed business plan relating to business activities covered by this Agreement for the (3) years commencing on the Effective Date with the objective of growing its AGVS business (the "Proposed NDC Business Plan"), which Plan will include reasonably detailed sales and revenue forecasts for each 3-month period of the first 12month period and for each of the two subsequent 12-month periods. Upon Munck's receipt of the Proposed NDC Business Plan, Munck will have ten (10) days to review the plan and submit written comments thereon to NDC for its consideration. After such tenday period, NDC shall consider Munck's comments, if any, in good faith and, at its sole discretion, make appropriate adjustments to the Proposed NDC Business Plan, resulting in the final version (the "NDC Business Plan"). Promptly after adoption by NDC's Board of Directors, NDC shall furnish a copy of the NDC Business Plan to Munck. The NDC Business Plan shall be reviewed by the Parties in a meeting with their senior management's within thirty (30) days after each anniversary of the Effective Date and shall be revised in accordance with the procedures set forth above in this subparagraph.

               (b) NDC agrees to use its commercially best efforts to fulfill the sales and revenue forecasts set forth in the NDC Business Plan.

         12. MUNCK'S TRAINING OBLIGATIONS. Munck shall, at its own cost and expense, cause its employees and representatives to undertake such training as mutually agreed to by the Parties from time to time to enable such employees and representatives to maintain technical working knowledge of the NDC Products sufficient to permit them to promote, sell, install, maintain and service such NDC Products.

13 REPORTING COVENANTS.

               13.1 Annual Financial Statements. As soon as available, but in no event later than one hundred and twenty (120) days after the end of each fiscal year of each Party, each Party shall deliver to the other Party one copy each of the consolidated balance sheet of such Party and its Affiliates as of the end of such fiscal year and the related consolidated income statement, statement of changes in shareholders' equity, and statement of cash flows for such fiscal year, presented in accordance with generally accepted U.S. accounting principles ("GAAP"), together with a report thereon issued by independent U.S. certified public accountants. Munck's financial statements and related information shall only be made available to the CEO and Board of Directors of NDC and returned to Munck immediately after required review.

               13.2 Quarterly Financial Statements. As soon as available, but in no event later than sixty (60) days after the end of the first three fiscal quarters of each fiscal year of each Party, each Party shall deliver to the other Party one copy each of the consolidated balance sheet of such Party and its Affiliates as of the end of each such fiscal quarter and the related consolidated income statement, statement of changes in shareholders' equity, and statement of cash flows for such fiscal quarter, presented in accordance with GAAP, together with a certificate of such Party's chief financial officer as to fairness of presentation and compliance with GAAP (except for normal year-end adjustments and footnotes). Munck's financial statements and related information shall only be made available to the CEO and Board of Directors of NDC and shall be destroyed after required review.

               13.3 Monthly Leads and Quotes Reports. As soon as available, but in no event later than ten (10) days after the end of each month, Munck shall deliver to NDC a reasonably detailed report that sets forth all sales leads and outstanding quotes with respect to Munck's sales of AGVS products and services that would incorporate NDC Products. Such report shall follow the format as outlined in Exhibit D.

               13.4 Other AGVS Information. Promptly upon request, each Party shall deliver to the other Party such information regarding the AGVS business of such Party or otherwise relating to the subject matter of this Agreement as the other Party may from time to time reasonably request.

14. PROPRIETARY RIGHTS.

               14.1 Use of NDC Trademarks. Munck will promote and sell the NDC Products under such product names, trademarks and logos as may be directed by NDC and will identify all NDC Products as those of NDC. NDC hereby grants to Munck a revocable, nonassignable, non-exclusive license to use the tradename and service mark: "NDC Automation, Inc." and the associated logos and trademarks in connection with advertising, promotion and sales calls on prospective customers within the Territory but only in the form specified by NDC and with NDC's prior approval of each type of use. Upon termination of this Agreement or upon notice from NDC to Munck, the license granted in this subsection by NDC shall automatically be revoked and terminated, and Munck shall promptly destroy all materials and electronic files in Munck's custody, control or possession containing the marks or logos licensed under this subsection, except for material developed for and needed to support existing Munck customers. NDC will not use Munck's trade or service marks without Munck's prior written consent.

               14.2 Improvements to NDC Products: Infringements. Munck shall keep NDC informed as to any problems encountered with the NDC Products sold by Munck and any resolutions arrived at for those problems, and to communicate promptly to NDC any and all modifications, design changes or improvements of the NDC Products suggested by any customer, employee or agent of Munck or its Affiliates.. Munck further agrees that NDC shall have any and all right, title and interest in and to any such suggested modifications, design changes or improvements of the NDC Products without the payment of any additional consideration therefor either to Munck, or its employees, agents or customers. Munck shall also promptly notify NDC of any infringement of any trademarks or other proprietary rights relating to the NDC Products.

         15. CUSTOMER SUPPORT FOR NDC PRODUCTS. Munck agrees to cooperate with NDC in dealing with any customer complaints concerning the NDC Products and to assist NDC in arranging for any customer warranty service on such NDC Products.

         16. LIMITATION OF AUTHORITY COMMIT THE PARTIES. This Agreement shall not create any authority on the part of a Party, or its officers, employees or other agents to make any commitment, whether contractual, financial or otherwise, on behalf of the other Party in any manner.

17. CONFIDENTIALLY.

               17.1 Confidentiality Covenant. Each Party (a) must use the same care and discretion (but in no event less than reasonable care and discretion) to protect and prevent disclosures of the Proprietary Information as it employs with similar information of its own; and (b) must not use, reproduce, distribute or disclose the Proprietary Information except as authorized by the disclosing Party to perform under this Agreement.

               17.2 Permitted Disclosure. Disclosures of the Proprietary Information of the disclosing Party may be made only to employees, agents or independent contractors of the receiving Party who are directly involved in performing under this Agreement, have a specific need to know such information, and have obligated themselves to hold the Proprietary Information in confidence and otherwise to comply with the terms of this Section, subject to the additional restrictions on disclosure regarding Munck's financial statements set forth in Sections 13.1 and 13.2. Each Party agrees to diligently monitor each such employee, agent or independent contractor and, upon request by the other Party, promptly to furnish to the other Party a list of the receiving Party's employees, agents and independent contractors having had access to such Proprietary Information.

               17.3 Return of Proprietary Information. Within ten (10) days following the receipt of a written request from the disclosing Party, the receiving Party must deliver to the disclosing Party, or destroy at the direction of the disclosing Party, all tangible materials and electronic files containing or embodying the Proprietary Information.

               17.4 Duration. The covenants of confidentiality set forth in this Section (i) will apply after the Effective Date to any Proprietary Information disclosed to the receiving Party before and after the Effective Date and (ii) will continue and must be maintained from the Effective Date through the termination of this Agreement and (a) with respect to Trade Secrets, at any and all times after the termination of this Agreement during which such Trade Secrets retain their status as such under applicable law; and (b) with respect to Confidential Information, for a period equal to the shorter of two (2) years after termination of this Agreement or until such Confidential Information no longer qualifies as confidential under applicable law.

               17.5 Acknowledgment of Competitive Products and Services. Each Party understands and acknowledges that the other Party may now market or have under development products or services that are competitive with products or services now offered or that may be offered by such Party, and the Parties' communications hereunder will not serve to impair the right of either Party to independently develop, make, use, procure or market products or services now or in the future that may be competitive with those offered by the other Party, nor require either Party to disclose any planning or other information to the other Party.

         18. EMPLOYEE NON-SOLICITATION COVENANT. No Party shall, without the prior written consent by the other Party, during the Term hereof and for a period of two (2) years thereafter, either directly or indirectly, on its own behalf or in the service of or on behalf of others, divert, solicit or hire away, or attempt to divert, solicit or hire away, any person employed by the other Party working at any location where such Party has performed services contemplated herein or with whom it has had significant contacts, whether or not such employee is a full-time or temporary employee of the other Party and whether or not such employment is pursuant to a written agreement, for a determined period or at will.

         19. REPRESENTATIONS AND WARRANTIES. Each Party represents and warrants to the other Party as follows:

               19.1 Corporate Power and Authority: Enforceability. Such Party is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation, has the full corporate power and authority to carry on its business in the places and as it is now being conducted and to own and lease its properties and assets.

               19.2 Organization and Standing. Such Party has the full corporate power and authority to execute and deliver this Agreement, to perform hereunder, and to consummate the transactions contemplated hereby without the necessity of any act, approval or consent of any other Person whomsoever. The execution, delivery and performance by such Party of this Agreement have been approved by all requisite corporate action on the part of such Party and


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constitute the legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws from time to time in effect affecting the enforcement of creditors' rights generally, and except as enforcement of remedies may be limited by general equitable principles.

               19.3 Agreement Does Not Violate Other Instruments. The execution and delivery of this Agreement by such Party do not, and the consummation of the transactions contemplated hereby will not, violate any provisions of the articles of incorporation or bylaws of such Party or constitute an occurrence of default under any provision of: any mortgage, deed of trust, conveyance to secure debt, note, loan, lien, lease, agreement, instrument, or any consent, order, judgment or decree to which it is a party or by which it is bound or its assets are affected.

         20. REMEDIES. By virtue of the duties, responsibilities and special knowledge of the affairs and operations of each Party that the other Party will have as a result of the Parties' relationship under this Agreement, great loss and irreparable damage would be suffered by such Party if the other Party should breach or violate any of the covenants and agreements set forth in Sections 2, 5, 14, 17, and 18 hereof. The Parties agree that each such covenant and agreement is reasonably necessary to protect and preserve the interests of the Parties, and that each Party will be entitled to a temporary restraining order and a permanent injunction to prevent a breach of the other Party of any of such covenants or agreements.

         21. INDEMNIFICATION. Each Party must indemnify the other Party from and hold it harmless against any loss, liability, damage, action, cause of action, cost or expense (including, without limitation, reasonable attorneys' fees) arising out of (a) any unauthorized act or omission of such Party that may be determined to be binding on the other Party; (b) the breach by such Party of the representations or warranties made by it herein; (c) the breach by such Party of the covenants owed by it hereunder; or (d) the negligent, reckless or willful misconduct or omission of such Party or its employees, agents or independent contractors; provided, however, that the foregoing indemnification will not apply to any loss, liability, damage, action, cause of action, cost or expense resulting solely from the negligence, recklessness or willful misconduct of the other Party.

         22. LIMITATION OF LIABILITY. NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, CONTINGENT OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT, EVEN IF THE OTHER PARTY HAS BEEN ADVISED ON THE POSSIBILITY OF SUCH DAMAGES.


23. TERM AND TERMINATION.

         23.1 Term. The term of this Agreement extends from the Effective Date until the third (3rd) anniversary thereof, and is only extended upon mutual written agreement of the Parties, unless sooner terminated as provided in
Section 23.2 hereof (the "Term").


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         23.2 Termination. This Agreement may be terminated only as follows:

     (a) By NDC upon Munck's failure to achieve the performance targets specified in Section 10 hereof;

     (b) By either Party upon a change in Control of the other Party;

     (c) By either Party upon a legally binding determination in a judicial or arbitration proceeding that either of Section 2, 3, 5, 14, 17 or 18 hereof is invalid, illegal or unenforceable in any respect for any reason;

     (d) By either Party if the other Party becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against the other Party;

     (e) By mutual written agreement of the Parties; and

     (f) By either Party upon a breach of any material covenant, warranty or representation in this Agreement by the other Party and failure by the other Party to remedy such breach within thirty (30) days after receipt of notification thereof delivered in accordance with the provisions of Section 24.1 hereof.

         23.3 Survival. Upon termination of this Agreement, all rights and obligations of the Parties under this Agreement will immediately cease and terminate (except for the NDC General Terms and Conditions with respect to any NDC Products purchased by Munck hereunder and the rights and obligations pursuant to Sections 14.2, 17, 18, 20, 21, and 22, which, together with the defined terms related thereto, will survive such termination), and no Party will have any further obligation to the other Party or its employees, agents or independent contractors with respect to this Agreement. A termination of this Agreement will have no effect on any contractual or other relationships between the Parties created as a result of this Agreement (e.g., Munck's purchases of NDC Products hereunder); any such contractual or other relationships shall be governed by the terms and conditions of any definitive documents and agreements pertaining specifically thereto.

24. MISCELLANEOUS.

               24.1 Notices. Each notice and communication to the Parties required herein shall be in writing and shall be deemed to be duly given and received (a) on the date delivered, if sent by hand delivery (to the person or department if one is specified below), (b) three (3) days following the date deposited in U.S. mail, certified or registered, with return receipt requested,
(c)
on the date received, if sent by Federal Express or another national overnight carrier, or (d) on the date received, if sent by facsimile provided a confirmation of transmission is produced by the sending machine and a copy of each facsimile is promptly sent by first class mail, and in each case to the Persons at the following addresses:

If to NDC:

NDC Automation, Inc.
3101 Latrobe Drive
Charlotte, North Carolina 28211-4849
Attn: Mr. Ralph G. Dollander, President and
Chief Executive Officer
Facsimile: 704-364-4039

with a copy to:

Hunton & Williams
One NationsBank Plaza, Suite 2650
101 South Tryon Street
Charlotte, North Carolina 28280

Attn: Anders K. Torning, Esq.
Facsimile: 704-378-4890

If to Munck:

Munck Automation Technology, Inc.
161 Enterprise Drive
Newport News,Virginia 23603
Attn: Mr. Magne Nygren, President
Facsimile: 757-887-5588





with a copy to:

Stein & Smith
740-F Thimble Shoals Blvd
Newport News, VA 23612
Attn: Mr. Bennett Stein, Esq.
Facsimile: 757-873-0754

Any Party may change its address from time to time to another single address by notice given as herein provided, except any change of address notice must be actually received in order to be effective.

               24.2 Force Maieure. No Party will have the right to claim damages or to terminate this Agreement as a result of another Party's failure or delay in performance due to circumstances beyond its reasonable control, including labor disputes, strikes, lockouts, shortages of or inability to obtain labor, energy, components, raw materials or supplies, war, riot, insurrection, epidemic, severe weather, act of God, or governmental action.

               24.3 Assignment. No Party shall assign its rights and obligations under this Agreement, in whole or in part, whether by operation of law or otherwise (including, without limitation, a change in the equity ownership of a Party resulting in a change of 50% or more of the voting power that exists on the Effective Date), without the prior written consent of the other Party hereto. Any purported assignment contrary to the terms hereof shall be null, void and of no force and effect.

               24.4 Waiver. No consent or waiver, express or implied, by any Party to this Agreement to or of any breach or default by the other Party to this Agreement in the performance by such other Party of the obligations thereof under this Agreement shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other Party of the same or any other obligations of such other Party under this Agreement.

Failure on the part of any Party to this Agreement to complain of any act or failure to act of any other Party to this Agreement or to declare such other Party in default, irrespective of how long such failure continues, shall not constitute a waiver by such Party of the rights thereof under this Agreement.

               24.5 Severabilitv. In case one or more of the provisions contained in this Agreement (including, without limitation, Sections 2, 3, 5, 14, 17, 18 and 20 hereof) should be held invalid, illegal or unenforceable in any respect for any reason, the same will not affect any other provision in this Agreement, which will be construed as if such invalid or illegal or unenforceable provision had never been contained therein.

               24.6 Complete Agreement. This Agreement constitutes the full and complete agreement of the Parties and supersedes all prior negotiations, correspondence, and memoranda relating to the subject matter hereof.

               24.7 Amendment. Neither this Agreement nor any provision hereof may be changed, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the Party against whom enforcement of the change, modification, waiver, discharge or termination is sought.

               24.8 Headings. The headings of the sections, paragraphs and subdivisions of this Agreement are for convenience of reference only, and are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

               24.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

               24.10 Binding Agreement. The provisions of this Agreement shall apply to, inure to the benefit of, and bind NDC and Munck and their respective successors and assigns thereof.

               24.11 Interpretations. No provisions of this Agreement shall be construed against or interpreted to the disadvantage of any Party to this Agreement by any court or other governmental or judicial authority by reason of such Party's having or being deemed to have drafted, structured or dictated such provision. Singular terms shall include the plural terms and vice versa, as applicable.

               24.12 Relationship of Parties. This Agreement does not constitute a joint venture, association or partnership between the Parties. No express or implied term, provision or condition of this Agreement shall or shall be deemed to constitute the Parties as partners or joint ventures. Neither Party shall incur a financial obligation on behalf of the other Party without the first Party's prior written approval.

               24.13 Controlling Law. The validity, interpretation, enforcement and effect of this Agreement shall be governed by, and construed in accordance with, the laws of the State of North Carolina, U.S.A, without regard to the principles of conflicts of laws thereof

               24.14 Expenses. All expenses incurred by the Parties in connection with or related to the authorization, preparation, negotiation and execution of this Agreement, including, without limitation of the generality of the foregoing, all fees and expenses of agents, representatives, counsel and accountants employed by any such party, shall be borne solely and entirely by the Party which has incurred the same.

               24.15 Public Announcement. No Party shall make ANY PUBLIC announcement concerning this Agreement or the transactions contemplated herein without first obtaining the prior written consent of the other Party; provided. however. that nothing contained herein shall prohibit any Party hereto from making any public announcement that such Party determines in good faith, on the advice of legal counsel, that such public disclosure is required by applicable law or regulations; provided, that in such event, such Party shall consult with the other Party prior to making such disclosure. Munck acknowledges the fact that NDC is a public company and that this may require NDC to disclose certain information of a sensitive nature in accordance with federal or state securities laws.

               24.16 Arbitration. All disputes, controversies or differences which may arise between the Parties out of or in relation to or in connection with this Agreement shall be finally and exclusively settled by arbitration. The arbitration shall be conducted in Charlotte, North Carolina, USA if a statement of claim is filed by Munck, in Newport News, Virginia, USA if a statement of claim is filed by NDC, or as otherwise agreed between the Parties, in accordance with the Commercial Arbitration Rules of the American Arbitration Association, before an arbitrator or arbitrators appointed pursuant to such rules, and that determination of such arbitrator or arbitrators shall be final, binding and conclusive on the Parties. Compliance with these provisions shall be a condition to any suit or action hereunder by any Party. The provisions hereof shall be enforceable and judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof or application may be made to such court for a judicial acceptance of the award in an order of enforcement, as the case may be.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be executed on its behalf as of the day and year first above written.

NDC:

NDC AUTOMATION, INC.

By: /s/ Ralph Dollander
  Name: Ralph Dollander
  Title: President


MUNCK:

MUNCK AUTOMATION TECHNOLOGY, INC.

By: /s/ Magne Nygren
Name: Magne Nygren
Title: President

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


LIST OF EXHIBITS *** (Exhibit material has been omitted pursuant to a request for confidential treatment)

 Exhibit A            --       NDC Price List
 Exhibit B            --       NDC General Terms and Conditions
 Exhibit C            --       List of Existing Agreements between NDC and Munck
                               Competitors
 Exhibit D            --       Monthly Lead and Quote Report




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